PROMISSORY NOTE

Loan #	38876971-04
Effective Date	April 12, 2020
Loan Amount	$10,000,000
Interest Rate	A fixed rate equal to ONE PERCENT (1.00%) per annum
Maturity Date	April 12, 2022
Borrower	Luby’s Inc.
Lender	Texas Capital Bank, N.A.
1.PROMISE TO PAY. In return for the Loan, Borrower promises to pay to the order of Lender the amount of Ten Million Dollars, plus interest on the unpaid principal balance, and all other amounts required by this Promissory Note.
2.DEFINITIONS. Certain terms are defined within this Promissory Note. Additional defined terms are as follows:
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.
“Loan” means the loan evidenced by this Promissory Note.
“Loan Documents” means the documents related to this loan signed by Borrower.
“PPP” means the Paycheck Protection Program under the CARES Act.
“SBA” means the Small Business Administration, an Agency of the United States of America.
3.PAYMENT TERMS. Borrower must make all payments at the place Lender designates. The payment terms for this Promissory Note are as follows:
a.SEVENTEEN (17) consecutive monthly payments of principal and interest in an amount sufficient to fully amortize the Loan over the remaining term thereof, commencing SIX (6) months after the Effective Date, and continuing on the SAME day of each calendar month thereafter (or if no corresponding date shall exist in any calendar month, on the LAST day of such calendar month); and
b.ONE (1) final payment of the outstanding principal balance of this Promissory Note, including all accrued and unpaid interest, on the EARLIEST of (i) the acceleration of the Promissory Note pursuant to the terms hereof; or (ii) the Maturity Date.
4.DEFAULT. Borrower is in default under this Promissory Note if any of the following occur:
a.Borrower does not make a payment when due under this Promissory Note;
b.Fails to do anything required by this Promissory Note and other Loan Documents;
c.Defaults on any other loan with Lender;
d.Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
e.Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
f.Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect
Borrower’s ability to pay this Promissory Note;
g.Fails to pay any taxes when due;
h.Becomes the subject of a proceeding under any bankruptcy or insolvency law;
i.Has a receiver or liquidator appointed for any part of their business or property;
j.Makes an assignment for the benefit of creditors;
k.Has any adverse change in financial condition or business operation that Lender believes may materially affect
Borrower’s ability to pay this Promissory Note;
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l.Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
m.Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Promissory Note.
5.LENDER’S RIGHTS IF THERE IS A DEFAULT. Upon the occurrence of a default, and without notice or demand and without giving up any of its rights, Lender may:
n.Require immediate payment of all amounts owing under this Promissory Note;
o.Collect all amounts owing from Borrower; or
p.File suit and obtain judgment.
6.LENDER’S GENERAL POWERS. Without notice and without Borrower’s consent, Lender may:
q.Incur expenses to collect amounts due under this Promissory Note, enforce the terms of this Promissory Note or any other Loan Document. Among other things, the expenses may include reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; or
r.Release anyone obligated to pay this Promissory Note.
7.WHEN FEDERAL LAW APPLIES. When SBA is the holder, this Promissory Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Promissory Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.
8.SUCCESSORS AND ASSIGNS. Under this Promissory Note, Borrower includes the successors of each, and Lender includes its successors and assigns.
9.GENERAL PROVISIONS.
s.All individuals and entities signing this Promissory Note are jointly and severally liable.
t.Borrower waives all suretyship defenses.
u.Borrower must sign all documents necessary at any time to comply with the Loan Documents.
v.Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
w.Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Promissory Note.
x.If any part of this Promissory Note is unenforceable, all other parts remain in effect.
y.To the extent allowed by law, Borrower waives all demands and notices in connection with this Promissory Note, including presentment, demand, protest, and notice of dishonor.
10.STATE-SPECIFIC PROVISIONS:
EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS NOTE SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAW RULES, AND ACCEPTED BY LENDER IN SAID STATE, THE LOCATION OF LENDER’S PRINCIPAL PLACE OF RESIDENCE, AND ANY AND ALL CLAIMS, DEMANDS OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES TO THIS NOTE, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND/OR GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPTING ITS CHOICE OF LAW RULES) AND THE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE
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MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE LOAN DOCUMENTS, THE RELATIONSHIP CREATED THEREBY OR THE DEBT BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING SHALL BE DALLAS COUNTY, TEXAS; PROVIDED, HOWEVER, THAT LENDER MAY CHOOSE ANY VENUE IN ANY STATE WHICH IT DEEMS APPROPRIATE IN THE EXERCISE OF ITS SOLE DISCRETION.
11.PPP PROVISIONS.
z.Borrower and Lender intend for the Loan to comply with all terms and requirements of the PPP. If this Promissory Note contains any term or provision that conflicts with the terms and requirements of the PPP, this Promissory Note is hereby amended and revised in order to comply with the PPP.
aa.Borrower understands and agrees that any loan forgiveness sought pursuant to the PPP with respect to the Loan will depend on the Borrower’s satisfaction of all terms and requirements of the PPP and on the SBA’s payment of funds to Lender to be applied to the Loan on behalf of the Borrower. Borrower understands and agrees that it is fully responsible to repay the Loan and that Lender cannot predict or guarantee whether or not any portion of the Loan will be forgiven under the PPP and makes no representation regarding any such prospective forgiveness.
12.BORROWER’S NAME(S) AND SIGNATURE(S). By signing below, each individual or entity becomes obligated under this Promissory Note as Borrower.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.

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IN WITNESS WHEREOF, this Promissory Note is executed by Borrower as of the Effective Date.
BORROWER:
Luby's , Inc.,
a Delaware Corporation
        By:  _/s Christopher Pappas________________
        Name:  Christopher Pappas
        Title:  CEO
ADDRESS:
13111 Northwest Freeway
Suite 600
Houston, TX 77040
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